Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of shares of the Company’s common stock with an aggregate offering price not to exceed $150,000,000 with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign her name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2012.

/s/ Betty C. Alewine
Betty C. Alewine

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of shares of the Company’s common stock with an aggregate offering price not to exceed $150,000,000 with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 2012.

/s/ Paul G. Boynton
Paul G. Boynton

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of shares of the Company’s common stock with an aggregate offering price not to exceed $150,000,000 with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2012.

/s/ Marc C. Breslawsky
Marc C. Breslawsky

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of shares of the Company’s common stock with an aggregate offering price not to exceed $150,000,000 with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2012.

/s/ Reginald D. Hedgebeth
Reginald D. Hedgebeth

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of shares of the Company’s common stock with an aggregate offering price not to exceed $150,000,000 with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2012.

/s/ Michael J. Herling
Michael J. Herling

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of shares of the Company’s common stock with an aggregate offering price not to exceed $150,000,000 with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2012.

/s/ Murray D. Martin
Murray D. Martin

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, Joseph W. Dziedzic and McAlister C. Marshall, II, and each of them (with full power of substitution) his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-3 for the registration of shares of the Company’s common stock with an aggregate offering price not to exceed $150,000,000 with the Securities and Exchange Commission and any amendments, including post-effective amendments, or supplements thereto (the “Form S-3”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-3 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2012.

/s/ Ronald L. Turner
Ronald L. Turner